Prospectus Supplement

Security Life of Denver Insurance Company and its Security Life Separate Account L1, Security Life Separate Account A1, Security Life Separate Account S-L1 and Security Life Separate Account S-A1

Supplement dated August 22, 2005, to your current Variable Annuity/Life Insurance Prospectus

This supplement updates certain information contained in your current variable annuity/life insurance prospectus, as supplemented. Please read it carefully and keep it with your product prospectus for future reference.

NOTICE OF FUND SUBSTITUTIONS

Effective September 23, 2005, and pursuant to applicable regulatory approvals, Security Life of Denver Insurance Company (the "Company") and Security Life Separate Account L1, Security Life Separate Account A1, Security Life Separate Account S-L1 and Security Life Separate Account S-A1 (the "Variable Accounts") will replace certain funds in which sub-accounts of the Variable Accounts invest (the "Replaced Funds") with certain other funds (the "Substitute Funds"), as follows:

Replaced Funds	Substitute Funds

AIM V.I. Health Sciences Fund (Series I)	ING Evergreen Health Sciences Portfolio (Class S)

AIM V.I. Capital Appreciation Fund (Series I)	ING Evergreen Omega Portfolio (Class I)
Alger American Leveraged AllCap Portfolio (Class O)
Putnam VT New Opportunities Fund (Class IB)
Putnam VT Voyager Fund (Class IB)

Alger American Growth Portfolio (Class O)	ING FMR Earnings Growth Portfolio (Class I)

AIM V.I. Small Company Growth Fund (Series I)	ING JP Morgan Small Cap Equity Portfolio (Class I)

Putnam VT Growth and Income Fund (Class IB)	ING JP Morgan Value Opportunities Portfolio (Class S)

Janus Aspen International Growth Portfolio (Institutional Shares)	ING Marsico International Opportunities Portfolio (Class I)

Janus Aspen International Growth Portfolio (Service Shares)	ING Marsico International Opportunities Portfolio (Class S)

AIM.V.I. Utilities Fund (Series I)	ING MFS Utilities Portfolio (Class S)

Van Eck Worldwide Bond Fund (Initial Class)	ING Oppenheimer Strategic Income Portfolio (Service Class)

Pioneer Mid Cap Value VCT Portfolio (Class I)	ING Pioneer Mid Cap Value Portfolio (Class I)

Alger American MidCap Growth Portfolio (Class O)	ING T. Rowe Price Diversified Mid Cap Growth Portfolio (Initial Class)

AIM V.I. High Yield Fund (Series I)	ING VP High Yield Bond Portfolio (Class I)

Van Eck Worldwide Real Estate Fund (Initial Class)	ING VP Real Estate Portfolio (Class S)

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Important Information about the Proposed Substitutions.

  After September 23, 2005, the effective date of the substitutions, the subaccounts which invest in the Replaced Funds will no longer be available through your variable annuity contract/life insurance policy.

  Prior to the effective date of the substitutions and for thirty days thereafter you may transfer amounts allocated to a subaccount which invests in a Replaced Fund to any other subaccount or the fixed account free of charge and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers.

  On the effective date of the substitutions, all amounts you have allocated to the subaccount which invests in a Replaced Fund will automatically be reallocated to the subaccount which invests in a corresponding Substitute Fund. Thereafter, all future allocations directed to a subaccount which invests in a Replaced Fund will be automatically allocated to the corresponding Substitute Fund.

  You will not incur any fees or charges or any tax liability because of the substitutions, and your policy/contract value immediately before the substitutions will equal your policy/contract value immediately after the substitutions.

  The total expenses of each Substitute Fund are less than or equal to the total expenses of the corresponding Replaced Fund. The fees and expenses of each Substitute Fund are more fully described in your variable annuity/life insurance prospectus and in the Substitute Fund's prospectus.

  The investment objective and policy of each Substitute Fund is substantially the same as, similar to or consistent with the investment objective and policy of the corresponding Replaced Fund. The investment objective of each Substitute Fund is more fully described in your variable annuity/life insurance prospectus and in the Substitute Fund's prospectus.

  If you have not already received prospectuses for the Substitute Funds, they accompany this supplement. Read these prospectuses carefully before deciding what to do with amounts allocated to the subaccounts which invest in the Replaced Funds. If you need another copy of the prospectuses, please contact our Customer Service Center at 1-877-253-5050 and we will send them to you.

  Substitute Fund Fees and Expenses. The investment advisory fees and other expenses charged annually by each of the Substitute funds are shown in your variable annuity /life insurance prospectus and the prospectuses for the Substitute Funds. Please see the prospectuses for the Substitute Funds for more information concerning these fees and expenses.

Not all of the Replaced Funds may be available through your variable annuity contract/life insurance policy. Please refer to your product prospectus for the list of Replaced Funds available to you.

  Substitute Fund Investment Advisers/Subadvisers and Investment Objectives. The investment adviser/subadviser and investment objectives of the Substitute Funds are shown in your variable annuity/life insurance prospectuses and the prospectuses for the Substitute Funds. Please see the prospectuses for the Substitute Funds for more information concerning the investment adviser/subadviser and investment objectives.

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